UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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BIOVIE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOVIE INC.
680 W Nye Lane, Suite 201

Carson City, NV 89703

(775) 888-3162

NOTICE OF INTENT TO CONVENE IN VIRTUAL MEETING FORMAT THE ANNUAL MEETING OF
THE STOCKHOLDERS TO BE HELD ON November 7, 2024

Dear Stockholders of BioVie Inc.:

You are invited to participate in the 2024 Annual Meeting (the “Annual Meeting”) of stockholders of BioVie Inc., a Nevada corporation (“BioVie” or the “Company”), to be held on Thursday, November 7, 2024 at 10:00 a.m. Pacific Time. The Board of Directors has determined to convene and conduct the Annual Meeting on Thursday, November 7, 2024 at 10:00 a.m. Pacific Time, in a virtual meeting format at www.virtualshareholdermeeting.com/BIVI2024. Stockholders will NOT be able to attend the Annual Meeting in-person. The accompanying Proxy Statement includes instruction on how to access the virtual Annual Meeting and how to listen, vote, and submit questions from home or any remote location with Internet connectivity. At the Annual Meeting, we will consider and vote upon the following items:

1.	To elect six (6) Directors to hold office until the next annual meeting and until their respective successors are elected and qualified (the “Board Election Proposal”);

2.	To ratify the appointment of EisnerAmper LLP as BioVie’s independent registered public accounting firm for the 2025 fiscal year (the “Auditor Ratification Proposal”);

3.	To conduct a non-binding advisory vote on the compensation of named executive officers (the “Say-on-Pay Proposal”);

4.	To approve an amendment and restatement of the 2019 Omnibus Equity Incentive Plan (the “2019 Plan”) to increase the number of shares authorized for issuance up to 1,250,000 (the “2019 Plan Proposal”); and

5.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

The board of directors of BioVie has fixed the close of business on September 30, 2024 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

You are cordially invited to participate in the Annual Meeting. Whether or not you expect to participate in the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience to use if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Only stockholders of record at the close of business on the record date may vote at the Annual Meeting or any adjournment or postponement thereof. This notice is being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about October 9, 2024.

By order of the Board of Directors,

/s/Jim Lang

Jim Lang

Chairman

Carson City, Nevada

September 27, 2024

-i-

BIOVIE INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting

This proxy statement and our Annual Report on Form 10-K for the year ended June 30, 2024 (the “2024 Annual Report”) will be available for viewing, printing and downloading at https://bioviepharma.com/investors.html. Certain documents referenced in the proxy statement will be available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this Proxy Statement.

The Notice of Annual Meeting, Proxy Statement and proxy card and the 2024 Annual Report are first being mailed to our stockholders on or about October 9, 2024.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT, THE VIRTUAL ANNUAL

MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of BioVie Inc., a Nevada corporation (sometimes referred to as “we,” “our,” “us,” the “Company,” the “Corporation” or “BioVie”), of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof.

How may I participate in the virtual Annual Meeting?

To participate in the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/BIVI2024 at 10:00 a.m. PDT on November 7, 2024 and use the 16-digit control number that appears on the accompanying proxy card (printed in the box and marked by the arrow) and the instructions that accompanied these proxy materials. If you are a stockholder of record as of September 30, 2024, the record date (the “Record Date”) for the Annual Meeting, you will need to log-in to www.proxyvote.com using the 16-digit control number on the proxy card or voting instruction form.

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual annual meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of BioVie’s Class A common stock, or “common stock,” you beneficially held as of the Record Date, your name and email address. You then must submit a request for registration to West Coast Stock Transfer, Inc.: (1) by email to fbrickell@wcsti.com; (2) by facsimile to (760)-452-4423 or (3) by mail to West Coast Stock Transfer, Inc., 721 N. Vulcan Ave. 1st FL, Encinitas, CA 92024 Attn: Frank Brickell. Requests for registration must be labeled as “Legal Proxy” and be received by West Coast Stock Transfer, Inc. no later than 5:00 p.m. Eastern Time on November 6, 2024.

If I already submitted a proxy, do I have to vote again?

No. If you already submitted a proxy, your vote will be counted and you do not need to submit a new proxy or vote online at the virtual Annual Meeting.

If I have not yet submitted a proxy, may I still do so?

Yes. If you have not yet submitted a proxy, you may do so by (a) visiting www.proxyvote.com and following the on screen instructions (have your proxy card available when you access the webpage), or (b) calling toll-free 1-800-690-6903 in the U.S., or (c) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope.

May I revoke a previously submitted proxy or otherwise change my vote at the virtual Annual Meeting?

Yes. You may change or revoke your vote by writing to us, by submitting another properly signed proxy card with a more recent date, or by voting again by the telephone or Internet voting options described below. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted.

Unless revoked, a proxy will be voted at the virtual meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR the election of the six nominees identified in the Proxy Statement as directors and FOR each of proposals 2 through 5.

How do I vote at the virtual Annual Meeting?

Stockholders of record; Shares registered directly in your name.

If you are a stockholder of record, you may vote online at the virtual Annual Meeting on November 7, 2024 or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the virtual Annual Meeting and vote online at the virtual Annual Meeting on November 7, 2024, if you choose.

●	To vote online at the virtual Annual Meeting on November 7, 2024, go to www.virtualshareholdermeeting.com/BIVI2024 at 10:00 a.m. PDT on November 7, 2024 and use the 16-digit control number that appears on the accompanying proxy card (printed in the box and marked by the arrow) and the instructions that accompanied these proxy materials.

●	To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you do not have the prepaid envelope, please mail your completed proxy card to Vote Processing, C/O Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

●	To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

●	To vote via the Internet, please go to www.virtualshareholdermeeting.com/BIVI2024 and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on November 6, 2024. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received by the Company before the date of the Annual Meeting or attend the virtual Annual Meeting to vote your shares online.

Beneficial owner; Shares held in account at brokerage, bank or other organization.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card as instructed by your broker, bank or other agent to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone depending on your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to West Coast Stock Transfer. Inc. Requests for registration should be directed to fbrickell@wcsti.com or to facsimile number (760)-452-4423. Written requests can be mailed to:

West Coast Stock Transfer, Inc.

Attn: Frank Brickell

721 N. Vulcan Ave. 1st FL

Encinitas, CA 92024

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 1, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Annual Meeting and vote your shares at www.virtualshareholdermeeting.com/BIVI2024 and use the 16-digit control number that appears on the accompanying proxy card (printed in the box and marked by the arrow) during the meeting. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Who can help answer any other questions I might have?

If you have any questions concerning the virtual Annual Meeting (including accessing the meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of the Company’s common stock, please contact our transfer agent:

West Coast Stock Transfer, Inc.

The Notice of Annual Meeting, 2024 Annual Report, Proxy Statement and form of Proxy Card will be available at:

https://www.westcoaststocktransfer.com/proxy-bivi/

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on September 30, 2024 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were shares of BioVie’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If on September 30, 2024 your shares were registered directly in your name with BioVie’s transfer agent, West Coast Stock Transfer, Inc., then you are the “stockholder of record.” Whether or not you plan to participate in the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote via the Internet or by telephone to ensure your vote is counted.

If on September 30, 2024 your shares were held in a stock brokerage account or by a bank or other similar organization, then you are considered the “beneficial owner” of those shares. These proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to participate in the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares online at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are four matters scheduled for a vote:

1.	To elect six (6) Directors to hold office until the next annual meeting and until their respective successors are elected and qualified (the “Board Election Proposal”);

2.	To ratify the appointment of EisnerAmper LLP as BioVie’s independent registered public accounting firm for the 2024 fiscal year (the “Auditor Ratification Proposal”);

3.	To conduct a non-binding advisory vote on the compensation of named executive officers (the “Say-on-Pay Proposal”);

4.	To approve an amendment and restatement of the 2019 Plan to increase the number of shares of common stock authorized for issuance by 1,250,000 shares; and

5.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If your card does not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors, unless your shares are held in street name and you fail to provide your broker, bank or other agent, as applicable, with voting instructions on proposal 1, in which case your shares will be voted as “broker non-votes” on such proposal as described below. BioVie does not expect that any matters other than the election of Directors and the other proposals described herein will be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting by:

●	giving written notice that you are revoking your proxy to the Secretary, BioVie Inc., 680 W Nye Lane, Suite 201, Carson City, NV 89703;

●	delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Annual Meeting); or

●	attending and voting online at the virtual Annual Meeting (note, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Annual Meeting and, in the case of internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on November 6, 2024.

What shares are included on the proxy card?

If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate and book-entry form. If you are a beneficial owner, you will receive voting instructions from your broker, bank or other agent that is the holder of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available ten days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, by contacting the Secretary of BioVie Inc.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Against” votes, and broker non-votes.

What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the Auditor Ratification Proposal, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the Board Election Proposal, Proposal No. 3, the Say-on-Pay Proposal and Proposal No. 4, the 2019 Plan Proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if the holders of majority of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. On the Record Date, there were 7,982,986 shares outstanding and entitled to vote. Thus, 3,991,494 shares must be represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

If there is no quorum, a majority of the shares so represented may adjourn the Annual Meeting to another time or date.

How many votes are required to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. 1 -- Board Election Proposal	Plurality of votes cast	No
Proposal No. 2 – Auditor Ratification Proposal	Majority of votes cast	Yes
Proposal No. 3 – Say-on-Pay Proposal	Majority of votes cast	No
Proposal No. 4 – Amendment to 2019 Omnibus Incentive Plan	Majority of votes cast	No

If you abstain from voting or there is a broker non-vote on any matter, your abstention or broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered votes cast under our Amended and Restated Bylaws or under the laws of Nevada (our state of incorporation).

Proposal No. 1 - Board Election Proposal; plurality vote

Directors are elected by a plurality of votes cast. This means that Directors who receive the most “For” votes are elected. There is no “Against” option and votes that are “withheld” or not cast, including broker non-votes, are not counted as votes “For” or “Against.” If a Director nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee of the Board in any future decision on Director Nominations.

Abstentions and broker non-votes will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 1.

Proposal No. 2 - Auditor Ratification Proposal; majority vote

The votes cast “For” must exceed the votes cast “Against” to approve the Auditor Ratification Proposal. Abstentions will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 2.

Proposal No. 3 – Say-on-Pay Proposal; majority vote

Under our Amended and Restated Bylaws, the Say-on-Pay Proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. While this advisory vote on executive compensation is non-binding, the Board of Directors and the Compensation and Nominating Committee will review the voting results and seek to determine the cause or causes of any significant negative voting result.

Abstentions and broker non-votes will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 3.

Proposal No. 4 – Amendment and Restatement of 2019 Omnibus Equity Incentive Plan; majority vote

Under the 2019 Plan, and amendment will be approved if the costs cast “For” the proposal exceed the votes cast “Against” the proposal.

Abstentions and broker non-votes will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 4.

How will my shares be voted at the Annual Meeting?

At the Annual Meeting, the persons named in the proxy card will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board of Directors recommends, unless your votes constitute broker non-votes, which is:

●	FOR the election of each of the Director nominees named in this Proxy Statement;

●	FOR the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year;

●	FOR the non-binding advisory vote to approve the compensation of our named executive officers; and

●	FOR the approval of an amendment and restatement of the 2019 Plan to approve an amendment to increase the number of shares of common stock authorized for issuance up to 2,500,000 shares.

Do I have cumulative voting rights?

No, our Amended and Restated Certificate of Incorporation does not provide for cumulative voting.

Am I entitled to dissenter rights or appraisal rights?

No, our stockholders are not entitled to dissenters’ rights or appraisal rights under the Nevada General Corporation Law for the matters being submitted to stockholders at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.

Can I access the Notice of Annual Meeting and Proxy Statement and the 2024 Annual Report via the Internet?

Yes, this Notice of Annual Meeting, Proxy Statement and the 2024 Annual Report will be available on our website at www.bioviepharma.com. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and also gives you an electronic link to the proxy voting site.

Stockholders of Record: You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at www.amstock.com and following the enrollment instructions.

Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

BioVie will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Nominees

We currently have a Board consisting of six directors. There are six (6) nominees for director to be voted on at the 2024 Annual Meeting. All of the nominees are current Directors and have consented to serve as Directors. Each Director to be elected will hold office until the next annual meeting and until his or her respective successor is elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate. Should a nominee become unable to serve or should a vacancy on the Board occur before the 2024 Annual Meeting, the Board may either reduce its size or designate a substitute nominee. If a substitute nominee is named, your shares will be voted for the election of the substitute nominee designated by the Board, unless your shares are treated as a broker non-vote. In the vote on the election of the Director nominees, stockholders may vote “FOR” nominees or “WITHHOLD” votes from nominees. The six (6) Director nominees receiving the highest number of “FOR” votes will be elected as Directors. Votes that are withheld, abstentions and broker non-votes will have no effect on the outcome of the election.

The persons appointed by the Board as proxies intend to vote for the election of each of the below director nominees, unless you indicate otherwise on the proxy or voting instruction card or if your vote is treated as a broker non-vote. Set forth below is biographical and other information about the Director nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominations and Governance Committee and the Board to determine that each nominee should serve as a Director.

Our Board unanimously recommends that you vote “FOR” the nominees named below.

Name	Age	Position	Director Since
Jim Lang	59	Chairman of the Board, Chairman of the Nominating and Corporate Governance Committee, and Member of the Audit Committee	2016
Cuong Do	58	Director, President and Chief Executive Officer	2016
Michael Sherman	65	Director, Chairman of the Compensation Committee and Member of the Audit Committee and Nominating and Corporate Governance Committee	2017
Richard J. Berman	82	Director, Chairman of the Audit Committee and Member of the Compensation Committee	2019
Robert Hariri, M.D. Ph.D.	65	Director and Nominating and Corporate Governance Committee	2020
Sigmund Rogich	80	Director and Audit Committee Member	2020

Mr. Jim Lang, Chairman of the Board of Directors since March 2023 and has served as the Company’s director since 2016. He is currently CEO of EVERSANA, the leading commercialization services company for the life sciences industry. In five years since he founded EVERSANA, it is now over $1B in revenue, with >7000 employees across 40 global locations. He formerly served as the CEO of Decision Resources Group (DRG), which he transformed into a leading healthcare data and analytics firm. Prior to that, Jim was CEO of IHS Cambridge Energy Research Associates (IHS CERA), a recognized leader in energy industry subscription information products, and formerly the President of Strategic Decisions Group (SDG), a leading global strategy consultancy. Mr. Lang holds a BS summa cum laude in electrical and computer engineering from the University of New Hampshire and an MBA with Distinction from the Tuck School of Business. Jim Lang currently also serves as a Director at OptimizeRX (OPRX), a Nasdaq listed Company.

Jim Lang’s qualifications to serve on our Board of Directors are primarily based on his decades of experience as a strategy consultant, broad industry expertise, and senior-level management experience running several healthcare and information technology companies.

Mr. Cuong Do has served on the Company’s Board of Directors since 2016 and effective April 27, 2021 was appointed the Company’s CEO and President. He served as the President, Global Strategy Group, at Samsung from February 2015 to December 2020. Mr. Do helped set the strategic direction for Samsung Group’s diverse business portfolio. He was previously the Chief Strategy Officer for Merck from October 2011 to March 2014, and Tyco Electronics from June 2009 to October 2011, and Lenovo from December 2007 to March 2009. Mr. Do is a former senior partner at McKinsey & Company, where he spent 17 years and helped build the healthcare, high tech and corporate finance practices. He holds a BA from Dartmouth College, and an MBA from the Tuck School of Business at Dartmouth.

We believe Mr. Do’s qualifications to serve on our Board of Directors and as the CEO are primarily based on his decades of experience as an executive in the pharma, biotech, and other high technology industries and his extensive experience in strategy, corporate finance practice and the development of companies in all stages.

Mr. Michael Sherman JD has served as the Company director since 2017. He retired from his position as a Managing Director at Barclays Plc in 2018, where he had worked since 2008. Previously he was a Managing Director at Lehman Brothers, Inc. He has worked in investment banking for 30 years. Mr. Sherman has significant experience in healthcare finance, most recently assisting on a $450 million convertible transaction for Neurocrine Biosciences. He has worked on successful financial transactions for Teva Pharmaceutical Industries, Amgen Inc., Cubist Pharmaceuticals, Merck & Co., and Cardinal Health, among other companies. After graduating from the University of Pennsylvania, Michael Sherman received his JD, cum laude, from the Harvard Law School.

Michael Sherman’s qualifications to serve on our Board of Directors are primarily based on his decades of finance industry experience and investment banking. Mr. Sherman has significant experience in healthcare finance including having worked on successful financial transactions for several pharmaceutical and healthcare focused companies.

Mr. Richard J. Berman has served as the Company’s director since June 2019. Mr. Berman has over 35 years of venture capital, senior management, and merger & acquisitions experience. He currently is a director of four public companies including; Cryoport Inc., Genius Group, Context Therapeutics, and over the last decade served on the boards of six companies that reached a market capitalization over one billion including Cryoport, Advaxis, EXIDE, Internet Commerce Corporation, Kapitus and Ontrak. From 1998-2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO and was a director from 1998-2012. Previously, Mr. Berman was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world in the 1980’s by merging Prestolite, General Battery and Exide and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his BS and MBA. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively.

We believe Richard J. Berman’s qualifications to serve on our Board of Directors include his experience in the healthcare industry, and his current and past experience in numerous private and publicly traded companies.

Dr. Robert Hariri MD, PhD has served as the Company’s director since June 2020. Dr Hariri is the Chairman, founder, and CEO of Celularity, Inc., a leading cellular therapeutics company. He was the founder and CEO of Anthrogenesis Corporation, and after its acquisition served as CEO of Celgene Cellular Therapeutics. Dr. Hariri co-founded the genomic health intelligence company, Human Longevity, Inc. Dr. Hariri pioneered the use of stem cells to treat a range of life-threatening human diseases. He is widely acknowledged for his discovery of pluripotent stem cells and for assisting with discovering the physiological activities of tumor necrosis factor (TNF). He holds over 170 issued and pending patents.

Robert (Bob) Hariri’s qualifications to serve on our Board of Directors are primarily based on his decades of founding and leading several companies in the cellular therapeutic space, as well as pioneering in the use of stem cells to treat a range of life-threatening human diseases and discoveries in the physiological activities of tumor necrosis factor. He has authored over 150 publications and garnered numerous awards for contributions to the fields of biomedicine and aviation.

Mr. Sigmund (Sig) Rogich has served as the Company’s director since June 2020. Sig is the CEO and President of The Rogich Communications Group and serves on the Board of Keep Memory Alive, a philanthropic organization which raises awareness about brain disorders and Alzheimer’s disease. Keep Memory Alive funds clinical trials to advance new treatments for patients with Alzheimer’s, Huntington’s and Parkinson’s disease, as well as multiple sclerosis. Mr. Rogich was formerly the U.S. Ambassador to Iceland. He has served as a senior consultant to Presidents Ronald Reagan and George H.W. Bush. Mr. Rogich serves on multiple boards of directors for charitable causes.

We believe Mr. Rogich’s qualifications to serve on our Board of Directors are based on his experience in the Communications sector and philanthropic organization raising awareness about brain disorders. His experience in service as a senior consultant to candidates of the highest office.

Plurality Voting

Under Nevada law and BioVie’s Amended and Restated Bylaws, a vote by a plurality of the shares voting is required for the election of Directors. Under plurality voting, nominees who receive the most “For” votes are elected; there is no “Against” option and votes that are “withheld” or not cast are disregarded in the count. If a nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee in any future decision on nominations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.

Role and Composition of the Board of Directors

The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. It selects the President and Chief Executive Officer, or person or persons performing similar functions, and other members of the senior management team, and provides an oversight function for the President and Chief Executive Officer’s execution of overall business strategy and objectives. The Board acts as an advisor and counselor to senior management and validates business strategy and direction. The Board’s primary function is to monitor the performance of senior management and facilitate growth and success by providing mentoring and actionable business advice honed by substantial substantive knowledge of the Company’s business and history tempered with significant outside business experience.

Our Amended and Restated Bylaws state that the number of Directors shall be determined from time to time by the Board of Directors. Directors shall be elected at the annual meeting of stockholders and each director shall be elected to serve until his successor shall be elected and shall qualify. In all elections for Directors, every stockholder shall have the right to vote the number of shares owned by such stockholders for each director to be elected. A director or the entire Board, may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at the election of directors. Vacancies in the Board may be filled by a majority of the Directors or by an election either at an annual meeting or at a special meeting of the stockholders called for that purpose. Any directors elected by the stockholders to fill the vacancy shall hold office for the balance of the term for which he or she was elected. A director appointed by the Board to fill the vacancy shall serve until the next meeting of stockholders at which directors are elected.

A director need not be a stockholder. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Our Amended and Restated Bylaws shall not be construed to preclude any director from serving the Company in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

There are no familial relationships among any of our directors or officers. Except as described under “The Nominees” above or “Executive Officers” below, none of our other directors or officers is or has been a director or has held any form of directorship in any other U.S. reporting companies. None of our directors or officers has been affiliated with any Company that has filed for bankruptcy within the last five years. We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officer or director, is a party that are adverse to the Company. We are also not aware of any material interest of any of our officers or directors that is adverse to our own interests.

Code of Ethics

We have adopted a code of conduct and ethics meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. We believe our code of conduct and ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the code of ethic. Our code of ethics is accessible under the “Investors-Governance” section of our website at www.bioviepharma.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics will be included in a Current Report on Form 8-K that will be filed with the SEC within four business days following the date of the amendment or waiver.

Independence of the Board of Directors

Our common stock is traded on the Nasdaq Capital Market. The Board of Directors has determined that six of the members of the Board of Directors qualify as “independent,” as defined by the listing standards of the Nasdaq. Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of the director’s family members, and the Company, its senior management and its independent auditors, the Board has determined further that Messrs. Lang, Sherman, Berman, Hariri and Rogich are independent under the listing standards of Nasdaq. In making this determination, the Board of Directors considered that there were no new transactions or relationships between its current independent directors and the Company, its senior management and its independent auditors since last making this determination.

2024 Meetings and Attendance

During fiscal year 2024, the Board held five Board of Directors meetings, four Audit Committee meetings, two Compensation Committee meetings and one Nominating and Corporate Governance Committee meeting. All Directors attended at least 75% or more of the aggregate number of meetings of the Board and Board Committees on which they served.

Committees of the Board of Directors

Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Both our audit committee and our compensation committee will be composed solely of independent directors. The audit committee is comprised solely of independent directors, and the compensation committee and the nominating and corporate governance committee are comprised solely of independent directors. Each committee operates under a charter approved by our Board of Directors and have the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

We have established an audit committee of the Board of Directors. The members of our audit committee are Richard Berman, Michael Sherman, Jim Lang and Sigmund Rogich each of whom is an independent director within the meaning of the Nasdaq rules. Mr. Berman has served as chairman of the audit committee since October 2020 and qualifies as an “audit committee financial expert” as defined by Item 401(h)(2) of Regulation S-K.

We have adopted an audit committee charter, detailing the principal functions of the audit committee, including:

●	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board of Directors. The members of our Compensation Committee are Richard Berman and Michael Sherman. Mr. Sherman has served as chairman of the compensation committee since October 2020.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and making recommendations to our Board of Directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans; assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees; and

●	producing a report on executive compensation to be included in our annual proxy statement; and reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our Board of Directors.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the Board of Directors. The members of our nominating and corporate governance committee are, Jim Lang, Michael Sherman and Robert Hariri. Mr. Lang has served as chair of the nominating and corporate governance committee since August 2021.

We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

●	identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board of Directors, and recommending to the Board of Directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board of Directors;

●	developing and recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

●	coordinating and overseeing the annual self-evaluation of the Board of Directors, its committees, individual directors and management in the governance of the company; and

●	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our Board of Directors.

Set forth below is information concerning the gender and demographic background of each of our current directors, as self-identified and reported by each director. This information is being provided in accordance with Nasdaq’s board diversity rules.

Board Diversity Matrix (As of September 17, 2024)

Total Number of Directors:	7
				Did Not
			Non-	Disclose
	Female	Male	Binary	Gender
Part I: Gender Identity
Directors	0	6	0	0
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	3	—	—

Code of Ethics

We have adopted a code of conduct and ethics meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. We believe our code of conduct and ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the code of ethic. Our code of conduct and ethics is available on our website.

A copy of our code of conduct and ethics is filed as an exhibit to this Form 10-K.

Executive Officers

The following table sets forth certain information regarding our executive officers and some of our key employees, as of September 17, 2024. For information regarding Cuong Do, our President & Chief Executive Officer, see “The Nominees” above.

Name	Age	Director Since	Position
Cuong Do	58	2016	CEO & President and Director
Joanne Wendy Kim	69	--	Chief Financial Officer
Joseph M. Palumbo, MD	64	--	Chief Medical Officer

Ms. Joanne Wendy Kim has served as the Company’s Chief Financial Officer since October 2018. Ms. Kim previously served as CFO for several companies throughout her career, previously with Landmark Education Enterprises, and prior to that, other public entities in the entertainment and financial services industry sectors. She provided interim CFO services to various organizations through Group JWK from 2016 to 2018. In her various roles, Ms. Kim oversaw corporate finance and operational groups, closed eight acquisitions, secured bank financings, developed and implemented new business strategies, managed risk and implemented new financial policies and procedures. As a CPA professional, she advised on accounting transactions, SEC reporting matters and other regulatory matters to clients serving as a Director at BDO USA, LLP’s National Office SEC Department and sat the US desk in London for BDO LLP UK Firm in 2008-2016 and as a Senior Manager at KPMG in earlier part of her career. She brings more than 35 years of accounting and finance experience to this position. Ms. Kim earned her BSA in accounting and finance at California State University, Long Beach.

Wendy Kim’s qualifications to serve as our Chief Financial Officer are primarily based on her 35 years of accounting and finance experience both as a CFO and as a CPA in major global accounting and consultancy firms.

Dr. Joseph M. Palumbo has served as our Chief Medical Officer since November 2021. Formerly he served as the CMO at Zynerba Pharmaceuticals from July 2019 to October 2021, responsible for clinical operations, development, regulatory, and medical affairs. Prior to his time at Zynerba, Dr. Palumbo held senior worldwide governance roles at Mitsubishi Tanabe Pharma in both the United States and Japan from April 2012 to June 2019, where he led medical science and translational research across multiple therapeutic areas, and guided successful registrational programs for Radicava® (edaravone) for the treatment of Amyotrophic Lateral Sclerosis. From April 2003 to March 2012, Dr. Palumbo was Global Head and Franchise Medical Leader for Psychiatry, and the Interim Head of Global Neuroscience at Johnson & Johnson, where he led the medical teams who achieved successful global registrations for Risperdal® (risperidone); Concerta® (methylphenidate HCL); and Invega® (paliperidone). He was Head of Psychiatry and Neurology at Pharmanet for from April 2002 to April 2003. Dr Palumbo previously held industry positions in European Pharma with Sanofi-Synthelabo from April 1999 to April 2002, Biotech at Cephalon, from April 1997 to April 1998, and from July 1989 to April 2002, he held senior leadership and hospital administration roles at prestigious academic research institutions including Yale, Cornell, and the University of Pennsylvania. He holds a Bachelor of Arts at the University of Pennsylvania and received his Doctor of Medicine at the George Washington University School of Medicine. He was a Biological Sciences Training Program Fellow of the National Institutes of Health and Chief Resident for the Abraham Ribicoff Clinical Neuroscience Research Unit at Yale University. Dr Palumbo has received Board Certification in Psychiatry and Addiction Psychiatry.

Dr. Palumbo’s qualifications to serve as our Chief Medical Officer is based on the decades and depth of experiences in the roles he has served in his medical profession and commercial experience in the healthcare industry and biopharma industries.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange Act), requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC, initial reports of ownership and reports of changes in ownership of our equity securities. Such persons are required by SEC regulations to furnish us with copies of all such reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us regarding the filing of required reports, we believe that, except for the reports filed by Joseph M Palumbo (Form 4 filed on July 12, 2024), Cuong Do (Form 4 filed on July 12, 2024) and Wendy Kim (Form 4 filed on July 12, 2024), all Section 16(a) reports applicable to our directors, executive officers and greater-than-ten-percent beneficial owners with respect to fiscal 2024 were timely filed.

Anti-Hedging Policy

We have adopted an insider trading policy that includes a provision restricting trading of any interest or provision relating to the future price of our securities, such as a put, call or short sale.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid during the last two fiscal years ended June 30, 2024 and 2023 to the following executive officers of the Company, who are referred to as our “named executive officers”:

●	Cuong Do, our President and Chief Executive Officer
●	Joanne Wendy Kim, our Chief Financial Officer and Corporate Secretary
●	Joseph Palumbo, our Chief Medical Officer

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Cuong Do
Chief Executive Officer and President	2024	$618,000	$—	$79,632	$79,450	$—	$—	$—	$777,082
	2023	$618,000	$463,500	$734,668	$521,500	$—	$—	$—	$2,337,668

Joanne Wendy Kim
Chief Financial Officer, Treasurer and Corporate Secretary	2024	$270,000	$—	$34,602	$34,650	$—	$—	$—	$339,252
	2023	$246,750	$150,625	$242,499	$84,000	$—	$—	$—	$723,874

Joseph Palumbo
Chief Medical officer	2024	$560,000	$—	$54,984	$54,600	$—	$—	$—	$669,584
	2023	$525,000	$197,000	$242,499	$126,000	$—	$—	$—	$1,090,499

(1)	The aggregate grant date fair value of such awards were computed in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation (ASC Topic 718), and do not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 10 of our Notes to Financial Statements included in our Annual Report on Form 10-K for the year ended June 30, 2024. These amounts do not represent actual amounts paid or to be realized. Amounts shown are not necessarily indicative of values to be achieved, which may be more or less than the amounts shown as awards may subject to time-based vesting. The stock awards in form of RSUs and Stock Option Awards were awarded pursuant to the 2019 Plan.

Narrative Disclosures to Summary Compensation Table

Employment Agreements

All employment arrangements are “at will” agreements.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth all outstanding equity awards held by our named executive officers as of June 30, 2024:

		Options					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have to vested	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other right that have not vested
Cuong Do, CEO	01-19-19	800	—	—	$3.75	01-19-24	—	—	—	$—
	01-19-20	800	—	—	$2.80	01-19-25	—	—	—	$—
	12-18-20	24,375	—	—	$13.91	12-18-25	—	—	—	$—
	08-20-21	387,400	—	357,600	$7.74	08-20-31	—	—	—	$—
	06-21-22	41,506	—	83,014	$1.69	06-21-32	—	—	83,014	$357,790
	11-23-23	—	—	—	$—		—	—	59,436	$256,169
	06-29-23	—	—	175,000	$4.09	06-29-33	—	—	149,500	$644,345

Joanne W. Kim, CFO	10-01-18	800	—	—	$8.75	10-01-23	—	—	—	$—
	10-01-19	800	—	—	$8.75	10-01-24	—	—	—	$—
	10-01-20	800	—	—	$9.54	10-01-25	—	—	—	$—
	08-20-21	40,726	—	83,441	$7.74	08-20-31	—	—	—	$—
	11-23-22	—	—	—	$—		—	—	29,718	$128,085
	06-07-23	5,000	—	15,000	$5.78	06-07-33	—	—	—	$—

Joseph M. Palumbo, CMO	02-01-22	24,833	—	99,334	$3.20	02-01-32	—	—	—	$—
	11-23-22	—	—	—	$—		—	—	29,718	$128,085
	06-07-23	7,500	—	22,500	$5.78	06-07-33	—	—	—	$—

Named executive officers held stock options to purchase a total of 182,535 shares of common stock as of June 30, 2024, with an aggregate grant date fair value of approximately $5.4 million, the last of which vests in 2027. Stock options granted prior to August 20, 2021, vested on the grant date; the stock options granted on August 20, 2021 vested 20% on the grant date, with the remaining stock options vesting in five equal annual installments beginning on the first grant date anniversary; the stock options granted on June 7, 2023, vested 25% on the grant date, with the remaining stock options vesting in four equal annual installments beginning on the first grant date anniversary; and the stock options and stock awards in the form RSUs granted to the CEO on June 21, 2022 and June 29, 2023 vests in three equal annual installments beginning on the first grant date anniversary. The RSU awarded on November 23, 2022 vested 25% on the grant date with the remaining RSU vesting in three equal annual installments beginning on the first grant date anniversary. The total RSUs outstanding awarded to the named executive officers totaled 351,386 with a market value totaling approximately $1.5 million as of June 30, 2023.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

There are no arrangements with the named executive officers or our equity incentive plan or individual award agreements thereunder providing for certain payments to our named executive officers at or following or in connection with a termination of their employment or a change of control of the Company.

DIRECTOR COMPENSATION

There are no arrangements pursuant to which our directors are or will be compensated in the future for any services provided to the Company.

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended June 30, 2024. Except as set forth in the table, during the fiscal year 2024, directors did not earn nor receive cash compensation or compensation in the form of stock awards, options awards or any other form:

Name	Stock awards(1)	Option awards(1)	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation	All other compensation	Total

Jim Lang	$—	171,105	$—	$—	$—	$171,105

Michael Sherman	$—	164,243	$—	$—	$—	$164,243

Richard Berman	$156,008	—	$—	$—	$—	$156,008

Robert Hariri MD, Phd	$127,185	—	$—	$—	$—	$127,185

Sigmund Rogich	$127,185	—	$—	$—	$—	$127,185

Steve Gorlin (2)	$—	—	$—	$—	$—	$—

1)	The aggregate grant date fair value of such awards were computed in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation (ASC Topic 718), and do not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 9 of our Notes to Financial Statements included in our proxy statement for the year ended June 30, 2024. These amounts do not represent actual amounts paid or to be realized. Amounts shown are not necessarily indicative of values to be achieved, which may be more or less than the amounts shown as awards may subject to time-based vesting.

2)	Mr. Gorlin resigned from the Board of Directors effective July 25, 2024.

Our directors are eligible to participate in our equity incentive plans, which are administered by our Compensation Committee under authority delegated by our Board of Directors. The terms and conditions of the option grants to our non-employee directors under our equity incentive plans are and will be determined in the discretion of our Compensation Committee, consistent with the terms of the applicable plan. The fiscal year 2024 annual compensation granted to existing board members consisted of either an award of RSUs at one unit per share of common stock, a total of 18,271 RSU at a grant date market value of $549,957 or stock options to purchase a total of 18,325 shares of commons stock with a grant date fair value totaling $335,348. The equity compensation for committee chairman and member follows: For those who chose stock options, the committee chairman was awarded options to purchase 900 shares of common stock and committee member was awarded options to purchase 450 shares of common stock. There were two board member who chose stock options, and one received options to purchase 1,800 shares of common stock for serving as a chairman and serving on three committees and the other received options to purchase 1,350 shares of common stock for serving as chairman and serving on two and committees member. For those who chose RSU’s, the committee chairman was awarded 547 RSU and a committee member was awarded 274. Two board members received each 274 RSUs for serving on one committee , one received 547 RSUs for serving on two committees and one received 821 RSUs for chairman of a committee and serving on two committees.

Outstanding equity awards held by non-employee directors as of June 30, 2024 were as follows:

		Options (1)					Stock Awards (2)
Name	Grant Date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have to vested	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other right that have not vested

James Lang	01/19/20	80			$28.00	01/19/25
	12/18/20	9,900			$139.10	12/18/25
	04/05/22	9,593		3,198	$77.4	04/05/32
	11/23/22
	11/23/23	4,675		4,675	$30.10	11/23/28

Richard J. Berman	01/19/20	80			$28.00	01/19/25
	12/18/20	10,250			$139.10	12/18/25
	04/05/22	9,679		3,226	$50.40	04/05/27
	11/23/22
	11/09/23								2,592	$10,366
Robert Hariri	12/18/20	9,590			$139.10	12/18/25
	04/05/22	9,169		3,056	$50.40	04/05/27
	11/23/22
	11/09/23								2,113	$8,451
Sigmund Rogich	12/18/20	9,730			$139.10	12/18/25
	04/05/22	9,256		3,084	$50.40	04/05/27
	11/23/22	5,500			$61.20	11/23/27
	11/09/23								2,113	$8,451
Michael Sherman	10/13/19	80			$71.30	10/13/24
	10/13/20	80			$99.00	10/13/25
	12/18/20	10,310			$139.10	12/18/25
	04/05/22	9,761		3,254	$50.40	04/05/27
	11/23/22	7,500			$61.20	11/23/27
	11/23/23	4,488		4,487	$30.10	11/23/28

(1)	There was a total of 276,851 stock options outstanding to directors as of June 30, 2024, with an aggregate grant date fair value of approximately $8.2 million, the last of which vest in 2028. Stock options granted on December 18, 2020 and April 5, 2022 vest 25% on grant date with the remaining stock options vesting in three annual equal installments beginning on the first grant date anniversary. Stock options granted after November 23, 2022 vest in four equal quarterly installments beginning February 9, 2023.

(2)	Equity awards granted the Board of Directors after November 23, 2022 were in the form of RSUs, one unit for one share of Common Stock, vest in four equal quarterly installments beginning February 9, 2023. There were 9,135 RSUs outstanding as of June 30, 2024, with an aggregate market value of approximately $36,500.

Long-Term Incentive Plans and Awards

Other than the options granted as described above, we do not currently have any long-term incentive plans that provide compensation intended to serve as incentive for performance. Since prior to such grants, no individual grants or agreements regarding future payouts under non-stock price-based plans had been made to any executive officer or any director or any employee or consultant since our inception, no future payouts under non-stock price-based plans or agreements had been granted or entered into or exercised by our officer or director or employees or consultants.

2019 Omnibus Equity Incentive Plan

On April 20, 2019, our Board of Directors and our stockholders approved and adopted the 2019 Plan. The 2019 Plan allows us, under the direction of our Board of Directors or a committee thereof, to make grants of stock options, restricted and unrestricted stock and other stock-based awards to employees, including our executive officers, consultants and directors. The 2019 Plan allows for the issuance of up to 654,000 shares of common pursuant to new awards granted under the 2019 Plan and as of June 30, 2024, there were 8,721 shares of common stock available for new awards granted under the 2019 Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2024:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation pans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	488,739	$42.18	8,721
Equity compensation not approved by security holders	—	$—	—
Total	488,739	$42.18	8,721

(1)	We adopted our 2019 Omnibus Equity Incentive Plan (the “2019 Plan”) in 2019. Under the 2019 Plan, we can grant incentive stock options, non-qualified stock option, restricted and unrestricted stock awards and other stock-based awards. On August 13, 2021, the number of securities available under the 2019 Plan was adjusted to 654,000. The remaining number securities available under the 2019 Plan at June 30, 2024 was 8,721.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed calendar years. In determining the “compensation actually paid” to our named executive officers (“NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.

Pay Versus Performance Table

The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for fiscal years 2023 and 2024. Note that for our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

Year	Summary Compensation Table Total for PEO ($)(1)(2)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Loss ($) (in thousands)
2024	$777,082	$(2,434,052)	$(143,960)	$(143,960)	$27.66	$(33,007)
2023	$2,337,668	$3,434,517	$1,185,289	$1,185,289	$25.43	$(50,256)
2022	$4,542,821	$916,050	$605,653	$605,653	$8.55	$(25,084)

(1)	During fiscal years 2022 through 2024, the PEO was Cuong Do. During fiscal years 2022 through 2024, the non-PEO NEOs were Joanne W Kim and Joseph M Palumbo M.D.

(2)	The dollar amounts reported are the amounts of total compensation reported for Mr. Do and the average total compensation reported for Non-PEO Named Executive Officers for the applicable fiscal year in the “Total” column of the Summary Compensation Table (SCT).

The following table sets forth the adjustments made to the SCT total for each year represented in the pay versus performance table to arrive at “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K.

	2024	2023	2022
SCT Total for PEO	$777,082	$2,337,668	$4,542,821
Less: Amount reported under the “Stock Awards” column in the SCT	$(159,082)	$(1,256,168)	$(3,842,821)
Add: Fair value as of fiscal year-end of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	$279,456	$2,770,583	$—
Add: Change in fair value as of fiscal year-end, compared to prior fiscal year-end, of awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year	$(4,148,021)	$(1,545,275)	$—
Add: Fair value as of vest date of awards granted and vested in the fiscal year	$1,411,217	$1,186,095	$(1,153,260)
Add: Change in fair value as of vesting date, compared to prior fiscal year-end, of awards granted in any prior fiscal year for which all vesting conditions were satisfied at fiscal year-end or during the fiscal year	$(594,703)	$(58,386)	$(937.210)
Less: Forfeitures during fiscal year equal to prior fiscal year-end value	$—	$—	$—
Total Adjustments	$(3,211,134)	$1,096,849	$(3,626,771)
Compensation Actually Paid to PEO	$(2,434,052)	$3,434,517	$916,050

The following table sets forth the adjustments made to the SCT total for each year represented in the pay versus performance table to arrive at “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K:

	2024 (1)(2)	2023(1)(2)	2022(1)(2)
Average SCT Total for Non-PEO NEOs	$504,418	$907,186	$880,982
Less: Amount reported under the “Stock Awards” column in the SCT	$(89,418)	$(347,499)	$(413,404)
Add: Fair value as of fiscal year-end of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	$(551,395)	$551,399	$144,034
Add: Fair value as of vest date of awards granted and vested in the fiscal year	$59,215	$96,750	$135,839
Add: change in fair value as of vesting date, compared to prior fiscal year-end of awards granted in any prior fiscal year for which all vesting conditions were satisfied at fiscal year-end or during the fiscal year	$(66,780)	$(22,548)	$(141,798)
Less: Forfeitures during fiscal year equal to prior fiscal year-end value	$—	$—	$—
Total Adjustments	$(648,378)	$278,102	$(275,329)
Average Compensation Actually Paid to Non-PEO NEOs	$(143,960)	$1,185,289	$605,653

(1)	The amounts reported represent the measurement period value of an investment of $100 in our stock on June 30, 2022 (the last trading day before the 2023 fiscal year), and then valued again on each of June 30, 2023 (the last trading day of the 2023 fiscal year) and June 30, 2024 (the last trading day of the 2024 fiscal year), based on the closing price per share of the Company’s common stock as of such dates and assuming the reinvestment of dividends.

(2)	The amounts reported represent net loss for the applicable fiscal year calculated in accordance with generally accepted accounting principles in the United States.

Relationship Between CAP Amounts and Performance Measures

The following charts show graphically the relationships over the past two years of the CAP Amounts for the PEO and the Other NEOs as compared to our (i) cumulative total shareholder return and (ii) net loss.

While the Compensation Committee makes executive compensation decisions in consideration of a variety of factors, including corporate and individual performance, the decisions of the Compensation Committee and Board of Directors in 2023 and 2024 were made independently of these disclosure requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Based solely upon information made available to us, the following table sets forth information as of September 17, 2024 regarding the beneficial ownership of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our named executive officers and directors; and

●	all our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 7,982,986 shares of common stock outstanding as of September 30, 2024.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

In computing the number and percentage of shares beneficially owned by a person as of a particular date, shares that may be acquired by such person (for example, upon the exercise of options or warrants) within 60 days of such date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

The address of each holder listed below, except as otherwise indicated, is c/o BioVie Inc., 680 W Nye Lane, Suite 201, Carson City, Nevada 89703.

Name and Address of Beneficial Owner	Number of Common Shares of Beneficial Ownership	Percentage of Beneficial Ownership

James Lang (1)	35,937	*
Richard Berman (2)	26,451	*
Robert Hariri (3)	26,408	*
Sigmund Rogich (4)	28,711	*
Michael Sherman (5)	38,695	*
Cuong Do (6)	123,927	1.5%
Joanne Wendy Kim (7)	21,456	*
Joseph Palumbo (8)	21,703	*
Affiliate - Acuitas Group Holdings (9)	3,050,397	35.1%
All directors and executive officers as a group (8)	323,287	4.0%

* Less than 1%

1)	Includes warrants to purchase 133 shares of Common Stock and 26,718 options to purchase shares of Common Stock, all of which are exercisable within 60 days of September 30, 2024.
(2)	Includes options to purchase 20,009 shares of Common Stock and 1,296 Restricted Stock Units (RSU), all of which are exercisable within 60 days of September 30, 2024.
(3)	Includes options to purchase 18,759 shares of Common Stock and 1.056 RSU, all which are exercisable within 60 days of September 30, 2024
(4)	Includes options to purchase 24,486 shares of Common Stock and 1,056 RSU, all which are exercisable within 60 days of September 30 ,2024
(5)	Includes options to purchase 34,482 shares of Common Stock, which are exercisable within 60 days of September 30, 2024. Common stock held of record by Sherman Children's Trust Brian Krisber, Trustee. All shares of common stock, warrants and options are deemed to be beneficially owned or controlled by Michael Sherman.
(6)	Includes warrants to purchase 633 shares of Common Stock and options to purchase 74,896 shares of Common Stock, and 1,981 RSU all of which are exercisable within 60 days of September 30 ,2024 and 38,780 shares of Common Stock are held of record by Do & Rickles Investments, LLC, a limited liability company 100% owned by Cuong Do and his wife, and as such, Mr. Do may be deemed to beneficially own or control.
(7)	Include options to purchase shares 12,804 of Common Stock and 901 RSU all of which are exercisable within 60 days of September 30, 2024.
(8)	Includes options to purchase 11,517 shares of Common Stock, all of which are exercisable within 60 days of August 30, 2024.
(9)	Includes warrants to purchase 727,223 shares of Common Stock, and opitons to purchase 6,500 shares of Common Stock, all of which are exercisable iwthin 60 days of August 30, 2024. All shares held of record by Acuitas Group Holdings, LLC, a limited liability company 100% owned by Terren Peizer, and as which Mr. Peizer may be deemed to beneficially own or control. Mr. Peizer disclaims beneficial of any such securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following includes a summary of transactions since June 30, 2024, to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On July 15, 2022, the Company, entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Acuitas, pursuant to which Acuitas agreed to purchase from the Company, in a private placement (the “Private Placement”), (i) an aggregate of 3,636,364 shares of the Company’s Class A common stock, par value $0.0001 per share at a price of $1.65 per share, and (ii) a warrant to purchase 7,272,728 shares of Common Stock, at an exercise price of $1.82, with a term of exercise of five years; (collectively, the “Securities”). The aggregate purchase price for the Securities sold in the Private Placement was $6 million. The Private Placement closed on August 15, 2022.

Review and Approval of Transactions with Related Persons

Either the audit committee or the Board of Directors approves all related party transactions. The procedure for the review, approval or ratification of related party transactions involves discussing the proposed transaction with management, discussing the proposed transaction with the external auditors, reviewing financial statements and related disclosures, and reviewing the details of major deals and transactions to ensure that they do not involve related party transactions. Members of management have been informed and understand that they are to bring related party transactions to the audit committee or the Board of Directors for pre-approval. These policies and procedures are evidenced in the audit committee charter and our code of ethics.

REPORT OF THE AUDIT COMMITTEE

As more fully described in its Charter, the Audit Committee assists the Board of Directors in its oversight of BioVie’s corporate accounting and financial reporting process and interacts directly with and evaluates the performance of BioVie’s independent registered public accounting firm.

In the performance of its oversight function, the Audit Committee has reviewed BioVie’s audited consolidated financial statements for the year ended June 30, 2024 and has met with both management and BioVie’s independent registered public accounting firm, EisnerAmper LLP (“EisnerAmper”), to discuss those consolidated financial statements. The Audit Committee has discussed with EisnerAmper those matters related to the conduct of the audit that are required to be communicated by the independent registered public accounting firm to the Audit Committee under Auditing Standard 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”), including EisnerAmper’s judgments as to the quality, not just the acceptability, of BioVie’s accounting principles. In addition, the Audit Committee has reviewed and discussed with management the assessment of the effectiveness of BioVie’s internal control over financial reporting.

The Audit Committee discussed with BioVie’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met separately with the independent registered public accounting firm, without management present, to discuss the results of its audit, BioVie’s internal controls and the overall quality of BioVie’s financial reporting.

The Audit Committee has received from EisnerAmper the required written disclosures and letter regarding its independence from BioVie as required by the PCAOB Rule 3526, and has discussed with EisnerAmper its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of BioVie for the year ended June 30, 2024 be included in BioVie’s Annual Report on Form 10-K, which will be filed with the Securities and Exchange Commission in September 2024.

It is not the duty of the Audit Committee to conduct audits, to independently verify management’s representations or to determine that BioVie’s financial statements are complete and accurate, prepared in accordance with United States generally accepted accounting principles or fairly present the financial condition, results of operations and cash flows of BioVie. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm retained by the Audit Committee is responsible for performing an independent audit of the consolidated financial statements, and for reporting the results of their audit to the Audit Committee. The Audit Committee reviews and monitors these processes. In giving its recommendation to the Board of Directors, the Audit Committee has expressly relied on (i) management’s representation that such financial statements have been prepared in conformity with United States generally accepted accounting principles and (ii) the report of the Company’s independent registered public accounting firm, with respect to such financial statements.

The Audit Committee

Richard J. Berman, Chairman

Michael Sherman

Jim Lang

Sigmund Rogich

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by EisnerAmper LLP (“EisnerAmper”) for the audit of the Company’s annual financial statements for the years ended June 30, 2024 and 2023 and fees billed for other services rendered during those periods:

	2024	2023

Audit Fees	$244,425	$317,772
Audit - Related Fees	—	—
Tax Fees	—	—
All other Fees	—	—

Total	$244,425	$317,772

Audit Fees—This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with engagements for those years.

Audit-Related Fees—N/A

Tax Fees—N/A

All Other Fees—N/A

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF EISNERAMPER LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED JUNE 30, 2024.

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing our stockholders with the opportunity to cast a non-binding advisory vote, commonly known as “say-on-pay,” to approve the compensation of our named executive officers as disclosed in the “Executive Compensation” section of this Proxy Statement in accordance with Securities and Exchange Commission rules. As described more fully in this Proxy Statement, our executive compensation program is designed to attract, motivate and retain our named executive officers with the skills required to formulate and drive BioVie’s strategic direction and achieve annual and long-term performance goals necessary to create stockholder value. The program seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, annual incentives and long-term incentives. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals and the realization of increased stockholder value. BioVie’s Compensation Committee continually review the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

BioVie is asking its stockholders to indicate their support of the Company’s executive compensation as described in this Proxy Statement. This say-on-pay proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and procedures described in this Proxy Statement. The vote is advisory, and therefore is not binding on the Company, our Board or our Compensation Committee in any way.

The Company is presenting the following resolution, which gives you as a stockholder the opportunity to endorse or not endorse our pay program for named executive officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. While our Board of Directors intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

“RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers, as disclosed in the compensation tables and the related disclosure contained in the Proxy Statement set forth under the caption “Proposal No. 1 Election of Directors—Executive Compensation”.”

PROPOSAL NO. 4

VOTE TO APPROVE AN AMENDMENT AND RESTATEMENT OF THE 2019 OMNIBUS EQUITY INCENTIVE PLAN

To approve an amendment to Biovie’s 2019 Omnibus Equity Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock authorized for issuance under the 2019 Plan up to 1,250,000 shares, which in combination with the shares remaining available under the 2019 Plan prior to amendment equals approximately 18.3% of the issued and outstanding shares of common stock on a fully diluted basis including for purposes of this calculation as if such shares authorized under the 2019 Plan were included in the denominator, and exercise vesting of all issued and outstanding RSUs and stock options as of August 30, 2024. copy of the amended and restated 2019 Plan is attached hereto as Appendix A and is incorporated by reference into this Proxy Statement.

Background

The 2019 Plan was originally effective on May 29, 2019. On August 28, 2024, the Board unanimously approved the amendment and restatement of the 2019 Plan, subject to approval by the stockholders, to increase the number of shares of common stock authorized for issuance under the 2019 Plan up to 1,250,000 shares and extend the duration for ten years from such date. The Board has directed that the proposal to amend the 2019 Plan be submitted to the stockholders for their approval at the annual meeting. The Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our key management employees, non-employee directors and consultants the opportunity to acquire or increase their proprietary interests in the Company. The Board has concluded that our ability to attract, retain and motivate top quality management would be enhanced by our continued ability to grant equity compensation under the 2019 Plan. Accordingly, the Board has determined that the number of shares available for issuance under the 2019 Plan should be increased.

Under the 2019 Plan, options awards and restricted stock units are outstanding for a total of 552,643 shares that have been granted to employees, directors and consultants. The total number of shares currently available for issuance under the 2019 Plan as of September 17, 2024 is 8,721 shares, which equals approximately 0.1% of the issued and outstanding shares of common stock on a fully diluted basis as of that date. If stockholders approve this Proposal 4, the total number of shares available for future stock awards under the 2019 Plan will be 1,250,000. The maximum aggregate number of shares that may be issued pursuant to the exercise of incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”) under the Plan, shall not exceed 1,241,279 shares together with the available number of shares previously approved for issuance as incentive stock options. If the increase is approved, it is expected that the 2019 Plan will have sufficient shares based on estimated stock award grant rates until approximately 2026.

For information with respect to grants to certain executive officers in Fiscal Year 2023 under the 2019 Plan, see page 16 and for information with respect to grants to our non-employee directors, see page 17.

General

The material terms of the proposed amendment and restatement of the 2019 Plan are summarized below. The following summary of the 2019 Plan is not intended to be a complete description and is qualified in its entirety by reference to the complete text of the 2019 Plan, a copy of which is attached as Appendix A. Capitalized terms used and not otherwise defined in this section discussing the adoption of the 2019 Plan shall have the meanings given to them in the 2019 Plan.

The purpose of the 2019 Plan is to help us attract, retain and provide incentives to employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders. Stockholder approval of the amendment and restatement of the 2019 Plan is being sought in accordance with the terms of the Plan and to satisfy the Nasdaq Capital Market rules. If the stockholders do not approve the amendment and restatement of the 2019 Plan at the annual meeting, the amendment and restatement of the 2019 Plan will not become effective and the number of shares authorized for issuance under the 2019 Plan will not be increased by 1,241,279 shares.

Administration.

Upon effectiveness, the 2019 Plan will be administered by a Committee of the Board of Directors (the “Plan Committee”) consisting of persons who will each be (i) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or Non-Employee Directors, and (ii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board of Directors or the Plan Committee may delegate to a committee of one or more members of the Board of Directors who are not Non-Employee Directors, the authority to grant awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Plan Committee is eligible to receive an award under the 2019 Plan, such Plan Committee member shall have no authority hereunder with respect to his or her own award. Among other things, the Plan Committee has complete discretion, subject to the terms of the 2019 Plan, to determine the employees, non-employee directors and non-employee consultants to be granted awards under the 2019 Plan, the type of awards to be granted, the number of shares subject to each award, the exercise price under each option and the base price for each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the shares underlying the award, and the required withholdings, if any. The Plan Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2019 Plan.

Grant of Awards; Shares Available for Awards.

The 2019 Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted stock, restricted stock, restricted stock units, performance stock, performance units, SARs, tandem stock appreciation rights or any combination of the foregoing, to key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”), however, only Company employees are eligible for incentive stock option awards. We have reserved a total of 1,250,000 shares for issuance as or under awards to be made under the 2019 Plan. To the extent that an award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall again be available for the grant of a new award. As amended and restated, the 2019 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the effective date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors in its discretion may terminate the 2019 Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2019 Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted. The number of shares for which awards which are options or SARs may be granted to a participant under the 2019 Plan during any calendar year is limited to 2,000,000.

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the 2019 Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

Options.

The term of each stock option shall be as specified in the option agreement; provided, however, that except for stock options which are ISOs, granted to an employee who owns or is deemed to own (by reason of the attribution rules applicable under Code Section 424(d)) 10% or more of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code (a “ten percent shareholder”), no option shall be exercisable after the expiration of ten (10) years from the date of its grant (five (5) years for an employee who is a ten percent shareholder).

The price at which a share may be purchased upon exercise of a stock option shall be determined by the Plan Committee; provided, however, that such option price (i) shall not be less than the fair market value of a share on the date such stock option is granted, and (ii) shall be subject to adjustment as provided in the 2019 Plan. The Plan Committee or the Board of Directors shall determine the time or times at which, or the circumstances under which, a stock option may be exercised in whole or in part, the time or times at which options shall cease to be or become exercisable following termination of the stock option holder’s employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, and the methods by or forms in which shares will be delivered or deemed to be delivered to participants who exercise stock options.

Options which are ISOs shall comply in all respects with Section 422 of the Code. In the case of an ISO granted to a ten percent shareholder, the per share exercise price under such ISO (to the extent required by the Code at the time of grant) shall be no less than 110% of the fair market value of a share on the date such ISO is granted. ISOs may only be granted to employees of the Company. In addition, the aggregate fair market value of the shares subject to an ISO (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year under all plans of the Company which provide for the grant of ISOs may not exceed $100,000. Any Option which specifies that it is not intended to qualify as an ISO or any Option that fails to meet the ISO requirements at any point in time will automatically be treated as a NQSO under the terms of the 2019 Plan.

Unrestricted Stock Awards.

Pursuant to the terms of the applicable unrestricted stock award agreement, an unrestricted stock award is the award or sale of shares to employees, non-employee directors or non-employee consultants, which are not subject to transfer restrictions in consideration for past services rendered to the Company or for other valid consideration.

Restricted Stock Awards.

A restricted stock award is a grant or sale of shares of common stock to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the Board of Directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Committee or the Board of Directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards.

A restricted stock unit award provides for a grant of shares of common stock or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. If settled by cash payment, the holder of a restricted stock unit would receive a cash payment equal to the fair market value of a share for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A.

Performance Stock Awards.

A performance stock award provides for the distribution of shares (or cash equal to the fair market value of shares) to the holder upon the satisfaction of predetermined individual and/or Company goals or objectives. The Plan Committee shall set forth in the applicable performance stock award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to the receipt of shares (or cash equal to the fair market value of shares) pursuant to such holder’s performance stock award and the number of shares of shares subject to such performance stock award. The vesting restrictions under any performance stock award shall constitute a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of our fiscal year to which such goals and objectives relate, unless otherwise structured to comply with Code Section 409A. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance stock award shall have no rights as a shareholder until such time, if any, as the holder actually receives shares pursuant to the performance stock award.

Performance Unit Awards.

A performance unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual and/or Company (or affiliate) performance goals or objectives based on selected performance criteria, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable performance unit award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to payment, the number of units awarded to the holder and the dollar value assigned to each such unit. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance unit shall be entitled to receive a cash payment equal to the dollar value assigned to such unit under the applicable performance unit award agreement if the holder and/or the Company satisfies (or partially satisfies, if applicable under the applicable performance unit award agreement) the performance goals and objectives set forth in such performance unit award agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Stock Appreciation Rights.

A SAR provides the participant to whom it is granted the right to receive, upon its exercise, cash or shares of common stock equal to the excess of (A) the fair market value of the number of shares subject to the SAR on the date of exercise, over (B) the product of the number of shares subject to the SAR multiplied by the base value for the SAR, as determined by the Plan Committee or the Board of Directors. The Plan Committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Plan Committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. A tandem SAR is a SAR granted in connection with a related option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the shares under the related option. If the Plan Committee grants a SAR which is intended to be a tandem SAR, the tandem SAR shall be granted at the same time as the related option and additional restrictions may apply.

Recapitalization or Reorganization.

Subject to certain restrictions, the 2019 Plan provides for the adjustment of shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of shares underlying an award theretofore granted, the Company shall effect a subdivision or consolidation of our common stock or the payment of a stock dividend on common stock without receipt of consideration by the Company. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the holder shall be entitled to receive (or entitled to purchase, if applicable) under such award, in lieu of the number of shares then covered by such award, the number and class of shares and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the holder had been the holder of record of the number of shares then covered by such award. The 2019 Plan also provides for the adjustment of shares underlying awards previously granted in the event of changes to the outstanding shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions. In the event of any such adjustment, the Board may also adjust the aggregate number of Shares available under the Plan.

Amendment and Termination.

The 2019 Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date of Board approval of its amendment and restatement (except as to awards outstanding on that date). The Board of Directors may terminate the 2019 Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2019 Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors shall have the right to alter or amend the 2019 Plan or any part thereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of our shareholders at which a quorum representing a majority of our shares entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the 2019 Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the 2019 Plan, materially increase the number of shares subject to the 2019 Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein. In addition, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder (unless such change is required to cause the 2019 Plan and/or award to be exempt from or comply with Section 409A of the Code).

As of the August 30, 2024, awards representing 8,721 shares are outstanding under the 2019 Plan.

Certain U.S. Federal Income Tax Consequences of the 2019 Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the 2019 Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units, performance stock, performance units and SARs. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired common stock. This summary assumes that U.S. Participants will hold their common stock as capital assets within the meaning of Section 1221 of the Code . In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2019 Plan, or shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2019 Plan or shares issued thereunder pursuant to the 2019 Plan.

A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.

A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a deduction for such amount.

A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award or unrestricted stock award until a cash payment or a distribution of shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.

A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares at the time the restriction lapses over any amount paid for the shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of awards under the 2019 Plan, if, the employee is the Chief Executive Officer or Chief Financial Officer of the Company (or acts in such capacity) or is another “covered employee” as defined under the Code or was such an employee beginning in any year after 2017, if the total compensation paid to such employee exceeds $1,000,000. In addition, if a “change of control” of the Company causes awards under the 2019 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Section 280G of the Internal Revenue Code.

New Plan Benefits

The actual amount of awards to be received by or allocated to participants or groups under the 2019 Plan is not determinable in advance because the selection of participants who receive awards under the 2019 Plan, and the size and type of awards to such individuals and groups are generally determined by the Plan Committee in its discretion. The Grants of Plan Based Awards Table includes information for prior year grants with respect to the persons indicated therein under the 2019 Plan.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE AMENDMENT AND RESTATEMENT OF THE 2019 OMNIBUS EQUITY INCENTIVE PLAN

STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED AT

NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at the 2025 annual meeting of our stockholders (“2025 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2025 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than June 10, 2025 (120 days prior to the anniversary of this year’s mailing date), to our Corporate Secretary, c/o BioVie Inc., 680 W Nye Lane, Suite 201, Carson City, NV 89703.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are BioVie stockholders will be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

●	if you are a stockholder of record, direct your written request to our transfer agent, West Coast Stock Transfer, Inc. (in writing: Attn: Frank Brickell, 721 N. Vulcan Ave. 1st FL, Encinitas, CA 92024.; or by telephone: in the United States, (619)-664-4780); or

●	if you are not a stockholder of record, notify your broker.

BioVie will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our transfer agent if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

By order of the Board of Directors,

/s/ Cuong Do

Cuong Do

President and Chief Executive Officer

Carson City, Nevada

September 27, 2024

A copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024 as filed with the SEC will be available without charge upon written request to: Corporate Secretary, c/o BioVie Inc., 680 W Nye Lane, Suite 201, Carson City, NV 89703.

Appendix A

BIOVIE INC.
2019 OMNIBUS EQUITY INCENTIVE PLAN

Amended and Restated through August 28, 2024

ARTICLE I
PURPOSE

The purpose of this BioVie Inc. 2019 Omnibus Equity Incentive Plan (the “Plan”) is to benefit BioVie Inc., a Nevada corporation (the “Company”) and its stockholders, by assisting the Company and its subsidiaries to attract, retain and provide incentives to employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Stock Appreciation Rights or any combination of the foregoing.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1       “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code or other entity in which the Company has a controlling interest in such entity or another entity which is part of a chain of entities in which the Company or each entity has a controlling interest in another entity in the unbroken chain of entities ending with the applicable entity.

2.2       “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Unrestricted Stock Award or Stock Appreciation Right.

2.3       “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, as amended.

2.4       “Board” shall mean the Board of Directors of the Company.

2.5       “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

2.6       “Change of Control” shall mean: (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term), “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)       Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)       The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or ordinary shares, as applicable, of the surviving corporation immediately after the Business Combination as immediately before;

(c)       The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)       The approval by the holders of shares of a plan of complete liquidation of the Company, other than a merger of the Company into any subsidiary or a liquidation as a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or

(e)       Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

2.7       “Code” shall mean the United States of America Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.8       “Committee” shall mean a committee comprised of two (2) or more members of the Board who are selected by the Board as provided in Section 4.1.

2.9       “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.

2.10     “Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2.11     “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

2.12     “Effective Date” shall mean August 28, 2024.

2.13     “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.14     “Exchange Act” shall mean the United States of America Securities Exchange Act of 1934, as amended.

2.15       “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on such date, on the immediately preceding trading date) on the NASDAQ Stock Market (“NASDAQ”), as reported by NASDAQ, or such other domestic or foreign national securities exchange, including OTC Markets (OTCQB, OTCQX), on which the Shares may be listed. If the Shares are not listed on NASDAQ or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Shares shall be the mean of the highest bid and lowest asked prices per Share for such date. If the Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.16       “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

2.17       “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.18       “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

2.19       “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

2.20       “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.21       “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

2.22       “Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

2.23       “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

2.24       “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Holder, the Company or an Affiliate.

2.25       “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Holder’s right to, and the payment of, a Performance Stock Award or a Performance Unit Award.

2.26       “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Shares are paid to the Holder.

2.27       “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.

2.28       “Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

2.29       “Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.30       “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

2.31       “Plan” shall mean this BioVie Inc. 2019 Omnibus Equity Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

2.32       “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Holder is subject to Restrictions.

2.33       “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.34       “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.35       “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.36       “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.37       “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.38       “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.39       “Shares” or “Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.40       Stock Appreciation Right (“SAR”) means a stock appreciation right granted in accordance with Article XIII.

2.41       “Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

2.42       “Termination of Service” shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

2.43       “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.

2.44       “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.

2.45       “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.

2.46       “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan was originally adopted and effective on May 29, 2019 and as amended and restated shall be effective as of the Effective Date.

ARTICLE IV
ADMINISTRATION

4.1       Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act or relevant securities exchange or inter-dealer quotation service, the Committee shall consist solely of two (2) or more Directors who are each (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) “independent” for purposes of any applicable listing requirements. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

4.2       Powers. Subject to the other provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests, (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Holder of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.

4.3       Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

4.4        Committee Action. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1       Authorized Shares and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XIV, the aggregate number of Shares that may be issued under the Plan is the sum of (i) the number of Shares available under the Plan immediately prior to shareholder approval of the Plan as amended and restated (as of August 28, 2024, 8,721 Shares were available), and (ii) 1,241,279 Shares, all of which may be issued as Incentive Stock Options. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Shares subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of Shares that may be subject to Awards of Options under Article VII granted to any one person during any calendar year, shall be Two Million (2,000,000) Shares (subject to adjustment in the same manner as provided in Article XIV with respect to Shares subject to Awards then outstanding).

5.2       Types of Shares. The Shares to be issued pursuant to the grant or exercise of an Award may consist of authorized but unissued Shares, Shares purchased on the open market or Shares previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY AND TERMINATION OF SERVICE

6.1       Eligibility. Awards made under the Plan may be granted solely to individuals or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Performance Stock Award, a Performance Unit Award, or any combination thereof, and solely for Employees, an Incentive Stock Option.

6.2       Termination of Service. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:

(a)       The Holder’s rights, if any, to exercise any then exercisable Options shall terminate:

(i)       If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(ii)       If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(iii)       If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Holder has the right to exercise any vested Non-qualified Stock Option, which time period may not extend beyond the expiration date of the Award term.

(b)       In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs. Notwithstanding the immediately preceding sentence, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Holder’s Restricted Stock and/or RSUs shall not be so canceled and forfeited.

6.3       Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4       Termination of Service for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination of Service for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such Termination of Service.

ARTICLE VII
OPTIONS

7.1       Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

7.2       Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

7.3       Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the earlier of the Effective Date or date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

7.4       Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the other provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

7.5       Option Price and Payment. The price at which an Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of an Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Stockholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XIV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

7.6       Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

7.7       Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

ARTICLE VIII
RESTRICTED STOCK AWARDS

8.1       Award. A Restricted Stock Award shall constitute an Award of Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

8.2       Terms and Conditions. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Company shall cause the Shares to be issued in the name of Holder, either by book-entry registration or issuance of one or more stock certificates evidencing the Shares, which Shares or certificates shall be held by the Company or the stock transfer agent or brokerage service selected by the Company to provide services for the Plan. The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order, and if any certificate is issued, such certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares. After any Shares vest, the Company shall deliver the vested Shares, in book-entry or certificated form in the Company’s sole discretion, registered in the name of Holder or his or her legal representatives, beneficiaries or heirs, as the case may be, less any Shares withheld to pay withholding taxes. If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Shares subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting.

8.3       Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

ARTICLE IX
UNRESTRICTED STOCK AWARDS

9.1       Award. Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

9.2       Terms and Conditions. At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3       Payment for Unrestricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

ARTICLE X

RESTRICTED STOCK UNIT AWARDS

10.1     Award. A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Restriction Period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares pursuant to Section 10.3.

10.2     Terms and Conditions. At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

10.3     Distributions of Shares. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Share, or one Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

ARTICLE XI
PERFORMANCE UNIT AWARDS

11.1     Award. A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance Criteria, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder. At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals. Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee. A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares.

11.2       Terms and Conditions. At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Agreements need not be identical.

11.3       Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement. All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII
PERFORMANCE STOCK AWARDS

12.1       Award. A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Performance Period subject to achievement of specified Performance Goals. At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria. Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Holder shall receive a distribution of Shares pursuant to Section 11.3.

12.2       Terms and Conditions. At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Shares pursuant to such Holder’s Performance Stock Award and the number of Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. If such Performance Goals are achieved, the distribution of Shares (or the payment of cash, as determined in the sole discretion of the Committee), shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Holder’s Termination of Service prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Stock Agreements need not be identical.

12.3       Distributions of Shares. The Holder of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XIII
STOCK APPRECIATION RIGHTS

13.1       Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The Award Agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate and shall not include terms which cause the Award to be considered non-qualified deferred compensation subject to the provisions of Code Section 409A. The terms and conditions of Stock Appreciation Right Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(a)       Stand-Alone SARs. Stand-alone SARs shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Committee may establish. Upon redemption of the stand-alone SAR, the Holder shall be entitled to receive a distribution from the Company in an amount equal to the excess, if any, of (i) the aggregate Fair Market Value on the redemption date of the Shares underlying the redeemed right, over, (ii) the aggregate base price of such underlying Shares at the time of grant. The distribution shall be in cash or Shares, as specified in the Award Agreement, unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. The number of Shares underlying each stand-alone SAR and the base price of such Shares shall be determined by the Committee in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

(b)       Stapled SARs. Stapled SARs shall only be granted concurrently with an Option to acquire the same number of Shares as the number of such Shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Committee may establish and shall grant a Holder the right to elect among (i) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the Holder redeems over the aggregate base price for such vested Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or Shares as specified in the Award Agreement unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. The base price of such Shares shall be determined by the Committee at the time the Option and Stapled SAR is granted; however, in no event may the base price be less (and shall not have potential to become less at any time) than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

13.2       No Shareholder or Secured Rights. The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the SAR is exercised and Shares are issued to the Holder. Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Holder shall have no greater claim to the Shares underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned, transferred or encumbered in any manner other as provided for in Section 16.5 hereof.

ARTICLE XIV
RECAPITALIZATION OR REORGANIZATION

14.1       Adjustments to Shares. The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of an Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XIII, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

14.2       Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Shares then covered by such Award.

14.3       Other Events. In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XIII, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 14.1, 14.2 or this Section 14.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award.

14.4       Change of Control. The Committee may, in its sole discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per Share in the Change of Control over the per Share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Holder whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Holder whose employment has been terminated as a result of a Change of Control, upon the Holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change. The number of Shares subject to any Award shall be rounded to the nearest whole number.

14.5       Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

14.6       No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.

ARTICLE XV
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XV, until the tenth (10th) anniversary of the Effective Date (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XIV, materially increase the number of Shares subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend this Article XV. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to exempt the Plan or any Award from Section 409A of the Code).

ARTICLE XVI

MISCELLANEOUS

16.1       No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

16.2       No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

16.3       Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

16.4       No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

16.5       Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Holder, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 15.3 hereof.

16.6       Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

16.7       Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

16.8       Clawback Policy. Notwithstanding any contained herein or in any incentive “performance based” Awards under the Plan shall be subject to reduction, forfeiture or repayment by reason of a correction or restatement of the Company’s financial information if and to the extent such reduction or repayment is required by any applicable law.

16.9       Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Holder or any successor or beneficiary thereof.

16.10       Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

16.11       Other Benefit Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

16.12       Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

16.13       Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of law.

16.14       Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

16.15       No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

16.16       Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

biovie

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V58022-P18661 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BIOVIE INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect six (6) Directors to hold office until the next Annual Meeting and until their respective successors are elected and qualified (the "Board Election Proposal");	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jim Lang
02) Cuong Do
03) Michael Sherman
04) Richard J. Berman
05) Robert Hariri, M.D. Ph.D.
06) Sigmund Rogich

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V58023-P18661

BIOVIE INC.
Annual Meeting of Stockholders
November 7, 2024 10:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Cuong Do and Joanne Wendy Kim, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOVIE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on November 7, 2024, at www.virtualshareholdermeeting.com/BIVI2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side